                                                            Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated June 5, 1996 included in Media Logic, Inc.'s Form 10-K for the year ended March 31, 1996 and to all references to our Firm included in this registration statement.


                                      /s/ Arthur Andersen, LLP
                                      ------------------------
                                        ARTHUR ANDERSEN LLP

Boston, Massachusetts
February 26, 1997